EXHIBIT 10.12


                 TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                              P. O. BOX 2558
                         HOUSTON, TEXAS 77252-8056

                              March 31, 1994

Lomas Mortgage USA, Inc.
1600 Viceroy Drive
Dallas, Texas  75235

Re: 3/94 (second) Amendment to 6/93 Servicing Purchase Loan Agreement (the "3/94 Amendment to 6/93 Servicing Purchase Loan Agreement")

Ladies and Gentlemen:

     The June 28, 1993 letter loan agreement (the "6/93 Servicing Purchase Loan Agreement") between your Company and this Bank (all terms that are defined in which and that are used herein without definition having the same meaning here as there) that has been amended once previously by the letter agreement (the "8/93 Amendment to 6/93 Servicing Purchase Loan Agreement") between us dated August ___, 1993 is hereby further amended by mutual agreement as follows:

     Subsection (k) (titled "Maintain $215 Million Net Worth; No Business Changes") of Section 3.1 (titled "Affirmative Covenants") of the 6/93 Servicing Purchase Agreement is amended in its entirety so that, from and after the effective date of this 3/94 Amendment to 6/93 Servicing Purchase Loan Agreement, it will read as follows:

          (k) Maintain $200 Million Net Worth; No Business Changes. Your Company will maintain a net worth, determined in accordance with GAAP, of not less than Two Hundred Million Dollars
     ($200,000,000) and will make no material change in the nature or character of its business.

     Each of your Company and this Bank hereby acknowledges receipt of $10 and other good and valuable consideration for this amendment, and ratifies and confirms (a) the 6/93 Servicing Purchase Loan Agreement, as amended by the 8/93 Amendment to 6/93 Servicing Purchase Loan Agreement and as further amended by this 3/94 Amendment to 6/93 Servicing Purchase Loan Agreement (the "Amended 6/93 Servicing Purchase Loan Agreement"), and (b) the other Loan Papers, remain in full force and effect. Your Company hereby republishes all of its warranties and representations made in them, declares that they are true on the date of this letter and reconfirms the debt to your Bank that is presently evidenced by the 6/93 Servicing Purchase Note.

Lomas Mortgage USA, Inc.
March 31, 1994
Page 2


     Notice Pursuant to Tex. Bus. & Comm. Code Section 26.02. THE AMENDED 6/93 SERVICING PURCHASE LOAN AGREEMENT AND THE OTHER LOAN PAPERS TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                             Very truly yours,

                                             TEXAS COMMERCE BANK
                                               NATIONAL ASSOCIATION


                                             By:  /s/CARLOTTA M. HUDLER
                                                  -----------------------
                                                  Carlotta M. Hudler
                                                  Vice President


Accepted and agreed to:

LOMAS MORTGAGE USA, INC.


By:   /s/PAUL D. FLETCHER
     ------------------------
Name:   Paul D. Fletcher
      -----------------------
Title:   Vice President
       ----------------------

Date:    March 31, 1994
      -----------------------